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                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) JANUARY 30, 1998


                           GENOVESE DRUG STORES, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

             1-7623                                 11-1556812
    (Commission File Number)             (I.R.S. Employer Identification No.)

                    80 MARCUS DRIVE, MELVILLE, NEW YORK 11747
               (Address of Principal Executive Offices) (Zip Code)

                                 (516) 420-1900
              (Registrant's Telephone Number, Including Area Code)
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ITEM 5.           OTHER EVENTS.

                  This Current Report on Form 8-K is being filed with the Securities and Exchange Commission by Genovese Drug Stores, Inc. (the "Company") for the purpose of providing the information set forth in a press release issued by the Company on January 30, 1998, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                  INFORMATION AND EXHIBITS.

         (a)      Financial Statement of Businesses Acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

                  99.1    Press Release dated January 30, 1998.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              GENOVESE DRUG STORES, INC.



                                              /s/ Jerome Stengel
                                              ----------------------------------
                                              Jerome Stengel
                                              Vice President and Treasurer
                                              Principal Financial Officer

Date: January 30, 1998



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                                  EXHIBIT INDEX



Exhibit
Number                                         Description
-------                                        -----------

99.1                                 Press Release dated January 30, 1998.